UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Receivables Facility

On March 29, 2023, ADT LLC (“ADT”) and ADT Finance LLC (“ADT Finance”) entered a Fourth Amendment to the Receivables Financing Agreement, among ADT Finance, Mizuho Bank, Ltd., ADT, MUFG Bank Ltd., Starbird Funding Corporation, and BNP Paribas (the “Amendment to Receivables Financing Agreement”), in connection with an increase of the size of the uncommitted secured lending facility contemplated thereunder from the existing uncommitted capacity of $400 million to a new uncommitted capacity of $500 million, to allow ADT Finance to post a letter of credit in partial support of its obligation to maintain certain reserves and make certain amendments to collateral tests, advance rates and similar provisions in connection therewith, together with certain related amendments, and to extend the term of the facility from May 22, 2023 to March 27, 2024. In addition, in connection with the effectiveness of the Amendment to Receivables Financing Agreement, ADT Inc. was required to reaffirm its existing Performance Support Agreement in the form included as Annex A to the Amendment to Receivables Financing Agreement (the “Performance Support Agreement”).

The foregoing descriptions of the Amendment to Receivables Financing Agreement and Performance Support Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the Amendment to Receivables Financing Agreement, including Annex A thereto, which is attached to this report as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1*	Fourth Amendment to the Receivables Financing Agreement, among ADT Finance LLC, Mizuho Bank, Ltd., ADT LLC, MUFG Bank, Ltd., Starbird Funding Corporation, and BNP Paribas, dated as of March 29, 2023
104	Cover page Interactive Data File (embedded with the Inline XBRL document)

* Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K and schedules of this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of any redacted information and/or omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2023	ADT Inc.

	By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President and Deputy General Counsel, Corporate and Securities